SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2000
                                ----------------




                              TOWNE SERVICES, INC.

                            (Exact Name of Registrant

                          as Specified in its Charter)




 Georgia                      000-24695                            62-1618121
--------------------------------------------------------------------------------
(State or Other              (Commission                    (I.R.S. Employer
Jurisdiction of              File Number)                 Identification No.)
Incorporation)




3950 Johns Creek Court, Suite 100, Suwanee, Georgia                   30024
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (678) 475-5200
                                                           --------------




                                       N/A
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On October 11, 2000, Towne Services, Inc. issued a press release announcing that the Nasdaq Stock Market had notified the company that it will delist the company's common stock from trading on the Nasdaq National Market at the opening of business on January 9, 2001 if the company fails to maintain a minimum bid price of $1.00 for a ten consecutive trading day period before January 8, 2001. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS.

99.1.    Press release dated October 11, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOWNE SERVICES, INC.

                                             By:   /s/  G. Lynn Boggs
                                                   -----------------------------
                                                   G. Lynn Boggs
                                                   Chief Executive Officer

Dated:  October 11, 2000

                                  EXHIBIT INDEX






Exhibit

99.1     Press Release dated October 11, 2000.